SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           October 14, 1994






                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)





       Virginia                        1-10524                   54-0857512
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation of organization)      File Number)            Identification No.)


          10 South Sixth Street, Suite 203, Richmond, Virginia  23219-3802
                    (Address of principal executive offices)


Registrant's telephone number, including area code           (804) 780-2691





                                   NO CHANGE
          (Former name or former address, if change since last report)

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ITEM 2. Acquisition or Disposition of Assets

     On April 15, 1994, the registrant, United Dominion Realty Trust, Inc. (the Trust), acquired an apartment property from 5020 Busch Boulevard Corporation, a Florida Corporation. Following this transaction, the Trust's acquisitions were "significant" in the aggregate. The related Form 8-K was filed with the Commission on April 28, 1994, and subsequently amended by Form 8-K/A dated June 7, 1994. On May 17, 1994, the Trust acquired Walnut Creek Apartments and the related 8-K was filed with the Commission on May 17, 1994 and subsequently amended by Form 8-K/A dated July 15, 1994. On July, 1, 1994, the Trust acquired 21 apartment properties, included in a portfolio of 25 apartment communities, in separate but related transactions from certain affiliates of Clover Financial Corporation, a New Jersey Corporation. Three additional apartment properties included in the portfolio were purchased on August 16, 1994 and one is scheduled to close on or about November 1, 1994. Following this transaction, the Trusts's acquisitions for 1994 were "significant" in the aggregate. The related Form 8-K dated July 1, 1994 was filed with the Commission on July 18, 1994. On September 1, 1994, the Trust acquired Santa Barbara Apartments from Santa Barbara Landing Partners and the related 8-K was filed with the Commission on September 16, 1994. On October 14, 1994, the Trust acquired 3 apartment communities from three related Tennessee limited partnerships, adding to the amount of unaudited acquisitions in 1994 and necessitating the filing of this Form 8-K.

     A brief summary of each of the Trust's 1994 acquisitions to date is set forth below. Each property was acquired from an unrelated seller for consideration agreed upon through arm's length bargaining. Unless stated otherwise, to the extent that cash was utilized to complete an acquisition, the source of that cash was (i) the net proceeds from a $75 million public sale of senior unsecured notes in April, 1994, (ii) the net proceeds of approximately $114 million from a June 1994 public stock offering of 8,479,400 shares of Common Stock, (iii) the net proceeds from a $150 million public sale of Debentures in September, 1994 and (iv) bank line borrowings.

     On March 4, 1994, the Trust acquired The Shire Apartments, in Raleigh, North Carolina, from The Shire Company Limited Partnership and Shire II Associates Limited Partnership for $13.7 million, including closing costs, all cash. The Shire, located in Raleigh, North Carolina, is a 302 unit garden and townhouse apartment community located on 37 acres, built in two phases in 1982 and 1984.

     On March 10, 1994, the Trust acquired Lakewood Place Apartments, in Tampa, Florida, from the Lakewood Partners, Ltd., a Florida limited partnership for $12.0 million, including closing costs, all cash. Lakewood Place is a 346 unit garden apartment community located on 36 acres built in 1986.

     On April 8, 1994, the Trust acquired River Place Apartments, in Macon, Georgia, from Pinnacle Partners I Inc., a Georgia corporation for $8.6 million, including closing costs, all cash. River Place is a 240 unit garden apartment community located on 20 acres, built in 1988.

     On April 14, 1994, the Trust purchased the Lakeside North Apartments, in Altamonte Springs, Florida, from TENN-FLA Partners, a Tennessee general partnership. The total cost of the acquisition, including closing costs, was $12.6 million. Included in the purchase was the purchase of tax exempt bonds which will ultimately be sold and refunded to finance the purchase. Lakeside North is a 360 unit garden apartment community located on 18 acres, built in 1984.

     On April 15, 1994, the Trust acquired Palm Grove Apartments, in Tampa, Florida, from 5020 Busch Boulevard Corporation, a Florida corporation for $5.9 million, including closing costs, all cash. Palm Grove is a 244 unit garden and townhouse apartment community located on 13 acres, built in two phases in 1969 and 1971.

     On May 17, 1994, the Trust acquired Walnut Creek Apartments in Raleigh, North Carolina, from LINPRO North Carolina Apartment I & II Limited Partnership, a North Carolina Limited Partnership, for $24.9 million, including closing costs, all cash. Walnut Creek is a 576 unit garden apartment community, located on 82.6 acres, built in two phases in 1985 and 1986.

     On July 1, 1994, the Trust acquired Indian Hills Apartments, in Anniston, Alabama, from Indian Hills Limited Partnership, an affiliate of the Clover Financial Corporation, for $3.9 million, including closing costs, all cash. Indian Hills is a 140 unit garden and townhouse apartment community consisting of 21 buildings located on 10.4 acres, built in 1975.

     On July 1, 1994, the Trust acquired Three Fountains Apartments in Montgomery, Alabama, from Fountain Limited Partnership, an affiliate of the Clover Financial Corporation, for $8.8 million, including closing costs, all cash. Three Fountains is a 242 unit garden and townhouse apartment community consisting of 22 buildings located on 16 acres, built in 1973.

     On July 1, 1994, the Trust acquired Dover Country Club Apartments in Dover, Delaware, from Dartmouth Management Corporation, an affiliate of the Clover Financial Corporation, for $8.4 million, including closing costs, all cash. Dover Country Club is a 224 unit garden and townhouse apartment community consisting of 19 buildings located on 15 acres, built in 1970.

     On July 1, 1994, the Trust acquired Marina Park Apartments in North Miami, Florida, from Marina Park Limited Partnership, an affiliate of the Clover Financial Corporation, for $3.7 million, including closing costs, all cash. Marina Park is an 88 unit garden apartment community consisting of 2 buildings located on 1.5 acres, built in 1974.

     On July 1, 1994, the Trust acquired Royal Oaks Apartments in Savannah, Georgia, from Savannah Royale Limited Partnership, an affiliate of the Clover Financial Corporation, for $11.3 million, including closing costs. The Trust assumed a $6.5 million mortgage note payable bearing interest of 8.50% and paid cash for the remaining $4.8 million. Royal Oaks is a 228 unit garden and townhouse apartment community consisting of 30 buildings located on 15 acres, built in 1980.

     On July 1, 1994, the Trust acquired Great Oak Apartments in Ellicott City, Maryland, from Clearview Management Corporation, an affiliate of the Clover Financial Corporation, for $12.0 million, including closing costs, all cash. Great Oaks is a 300 unit garden apartment community consisting of 9 buildings located on 21.3 acres, built in 1974.

     On July 1, 1994, the Trust acquired Holly Tree Apartments in Waldorf, Maryland, from Clover Income Properties, Inc., an affiliate of the Clover Financial Corporation, for $6.7 million, including closing costs, all cash. Holly Tree is a 144 unit garden apartment community consisting of 6 buildings located on 11 acres, built in 1973.

     On July 1, 1994, the Trust acquired Excalibur Apartments in Charlotte, North Carolina, from Excalibur Limited Partnership, an affiliate of the Clover Financial Corporation, for $9.7 million, including closing costs, all cash. Excalibur is a 240 unit garden apartment community consisting of 16 building located on 17.8 acres, built in 1987.

     On July 1, 1994, the Trust acquired Grove Park Apartments in Raleigh, North Carolina, from Grove Park Joint Venture, an affiliate of the Clover Financial Corporation, for $1.7 million, including closing costs, all cash. Grove Park is a 65 unit garden and townhouse apartment community consisting of 14 buildings located on 7.5 acres, built in 1970.

     On July 1, 1994, the Trust acquired Harris Pond Apartments in Charlotte, North Carolina, from Harris Pond Limited Partnership, an affiliate of the Clover Financial Corporation, for $7.6 million, including closing costs. The Trust assumed a $5.2 million mortgage note payable bearing interest of 8.75% and paid cash for the remaining $2.4 million. Harris Pond is a 170 unit garden apartment community consisting of 16 buildings located on 14 acres, built in 1987.

     On July 1, 1994, the Trust acquired Mallard Green Apartments in Charlotte, North Carolina, from Clover Income Properties, III, an affiliate of the Clover Financial Corporation, for $3.1 million, including closing costs, all cash. Mallard Green is a 76 unit garden apartment community consisting of 10 buildings located on 9.5 acres, built in 1985.

     On July 1, 1994, the Trust acquired Crossroads Apartments in Columbia, South Carolina, was purchased from Carolina Rice Limited Partnership, an affiliate of the Clover Financial Corporation, for $15.8 million, including closing costs, all cash. Crossroads is a 622 unit garden apartment community consisting of 39 buildings located on 36 acres, built in three phases from 1977 through 1984.

     On July 1, 1994, the Trust acquired The Landing Apartments in Greenville, South Carolina, from Landing Run Limited Partnership, an affiliate of the Clover Financial Corporation, for $6.3 million, including closing costs, all cash. The Landing is a 224 unit garden and townhouse apartment community consisting of 19 buildings located on 24 acres, built in 1976.
     On July 1, 1994, the Trust acquired Overlook Apartments in Greenville, South Carolina, from Carolina Rice Limited Partnership, an affiliate of the Clover Financial Corporation, for $5.9 million, including closing costs, all cash. Overlook is a 237 unit garden apartment community consisting of 15 buildings located on 12 acres, built in 1976.

     On July 1, 1994, the Trust acquired The Park Apartments in Columbia, South Carolina, from Carolina Rice Limited Partnership, an affiliate of the Clover Financial Corporation, for $6.5 million, including closing costs, all cash. The Park is a 292 unit garden apartment community consisting of 26 buildings located on 13.6 acres, built in two phases from 1975 through 1977.

     On July 1, 1994, the Trust acquired St. Andrews Apartments in Columbia, South Carolina, from Andrews Farms Limited Partnership, an affiliate of the Clover Financial Corporation, for $7.8 million, including costs, all cash. St. Andrews is a 232 unit garden apartment community consisting of 24 buildings located on 16.9 acres, built in 1972.

     On July 1, 1994, the Trust acquired Sommerset Apartments in
Summerville, South Carolina, from Summerville Joint Venture, an affiliate of the Clover Financial Corporation, for $4.1 million, including closing costs, all cash. Somerset is a 240 unit garden apartment community consisting of 30 buildings located on 17.2 acres, built in phases completed in 1979.

     On July 1, 1994, the Trust acquired Waterford Apartments in Columbia, South Carolina, from Waterford Limited Partnership, an affiliate of the Clover Financial Corporation, for $7.9 million, including closing costs, all cash. Waterford is a 268 unit garden apartment community consisting of 13 buildings located on 16.8 acres, built in 1985.

     On July 1, 1994, the Trust acquired Huntingwood Apartments in Lynchburg, Virginia, from Huntingwood Associates Limited Partnership, an affiliate of the Clover Financial Corporation, for $3.3 million, including closing costs, all cash. Huntingwood is a 114 unit garden apartment community consisting of 15 buildings located on 22 acres, built in 1976.

     On July 1, 1994, the Trust acquired Knolls at Newgate Apartments in Centerville, Virginia, from Clover Income Properties II Limited Partnership, an affiliate of the Clover Financial Corporation, for $5.2 million, including closing costs, all cash. Knolls at Newgate is a 144 unit garden apartment community consisting of 18 buildings located on 8.4 acres, built in 1972.


     On July 1, 1994, the Trust acquired West Knoll Apartments in Newark, Delaware, from West Knoll Limited, A New Jersey Limited Partnership, an affiliate of the Clover Financial Corporation, for $4.0 million, including closing costs, all cash. West Knoll is a 100 unit garden apartment community consisting of 5 buildings located on 3.9 acres, built in 1964.

     On July 22, 1994, the Trust acquired Clear Run Apartments, in Wilmington, North Carolina, from Clear Run Apartment Properties of Wilmington for $9.5 million, including closing costs, all cash. Clear Run is 228 unit garden community located on 13 acres, built in two phases in 1987 and 1989.

     On July 22, 1994, the Trust acquired Greentree Place Apartments, in Jacksonville, Florida, from Greentree Place LTD, a Florida Limited Partnership, for $12.9 million, including closing costs, all cash. Included in the purchase price was the purchase of tax-exempt bonds of approximately $12.5 million which will ultimately be sold and refunded to finance the purchase. Greentree Place is a 352 unit garden apartment community located on 21 acres, built in 1986.

     On August 11, 1994, the Trust acquired Brantley Pines Apartments, in Ft. Myers, Florida, from Massachussettes Mutual Life Insurance Company for $6.8 million, including closing costs, all cash. Brantley Pines is a 200 unit garden community located on 20 acres, built in 1986.

     On August 16, 1994, the Trust acquired Alexander Glen Apartments, In Charlotte, North Carolina, from Alexander Glen Limited Partnership, an affiliate of the Clover Financial Corporation, for $7.2 million, including closing costs. The Trust assumed a $5.5 million mortgage note payable bearing interest of 8.75% and paid cash for the remaining $1.7 million. Alexander Glen is a 148 unit garden apartment community located on 15.3 acres, built in 1989.

     On August 16, 1994, the Trust acquired Hampton Forest Apartments, in Columbia, South Carolina, from Hampton Forest Limited Partnership, an affiliate of the Clover Financial Corporation, for $3.0 million, including closing costs, all cash. Hampton Forest is a 130 unit garden apartment community located on 9.4 acres, built in 1986.

     On August 16, 1994, the Trust acquired Twin Coves Apartments, in Glen Burnie, Maryland, from Twin Coves Limited Partnership, an affiliate of the Clover Financial Corporation, for $3.8 million, including closing costs, all cash. Twin Coves is a 132 unit garden apartment community located on 9 acres, built in 1974.

     On August 16, 1994, the Trust acquired Woodside Apartments, in Glen Burnie, Maryland, from Woodside Associates, L.P., an affiliate of the Clover Financial Corporation, for $12.0 million, including closing costs, all cash. Woodside is a 366 unit garden apartment community located on 28 acres, built in 1966.


     On August 19, 1994, the Trust acquired Hampton Greene Apartments, in Columbia, South Carolina, from Gills Creek Parkway Associates, L.P. of Bethesda, Maryland for $11.5 million, including closing costs, all cash. Hampton Greene is a 304 unit garden apartment community located on 22 acres, built in 1990.

     On September 1, 1994, the Trust acquired Santa Barbara Landings Apartments, in Naples, Florida, from Santa Barbara Landings Partners, a Florida General Partnership for $9.1 million, excluding closing costs. The Trust assumed a 7 1/2% mortgage note payable of $5.1 million and paid cash for the remaining $4.0 million. Santa Barbara is a 248 unit garden apartment community located on 42.0 acres, built in 1987.

     On September 21, 1994, the Trust acquired Copperfield Apartments, in Coral Springs, Florida, from Copperfield Associates, a Florida General Partnership for $24.9 million, including closing costs, all cash.
Copperfield is a 352 unit luxury garden style apartment community located on 23 acres, built in 1991.

     On September 30, 1994, the Trust acquired Mediterranean Village at the Moors Apartments, in Miami Lakes, Florida, from 252 Associates, an affiliate of the American Equity Group, for 14.0 million, including closing costs, all cash. Mediterranean Village is a 252 unit garden apartment community located on 9 acres, built in 1989.

     On October 14, 1994, the Trust acquired Briar Club Apartments, in Memphis, Tennessee, from North South Briar Club Associates, a Tennessee Limited Partnership for $8.1 million, including closing costs, all cash. Briar Club is a 272 unit garden apartment community located on 12 acres, built in 1987.

     On October 14, 1994, the Trust acquired Covington Crossing apartments in Memphis, Tennessee, from P. L. Covington Associates, L. P., a Tennessee Limited Partnership for $5.3 million, including closing costs, all cash. Covington Crossing is a 231 unit garden and townhouse apartment community located on 15 acres, built in 1974.

     On October 14, 1994, the Trust acquired Hunters Trace Apartments in Memphis, Tennessee, from North South Hunters Trace Associates, a Tennessee Limited Partnership, for $7.6 million, including closing costs, all cash. Hunters Trace is a 192 unit garden apartment community located on 12 acres, built in 1986.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

     It is impracticable to provide the required financial statements at the time of this report. However, the required financial statements will be filed not later than 60 days after the filing of this report.

     (b)  Pro Forma Financial Information.

     It is impracticable to provide the required pro forma financial information at the time of this report. However, the required pro forma financial information will be filed not later than 60 days after the filing of this report.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNITED DOMINION REALTY TRUST, INC.



Date:  October 31, 1994            /s/ James Dolphin
                                   James Dolphin, Senior Vice President
                                   Chief Financial Officer




Date:  October 31, 1994            /s/ Jerry A. Davis
                                   Jerry A. Davis, Vice President
                                   Corporate Controller